EXHIBIT 10.16


     WAIVER EXTENSION AND SECOND AMENDMENT, dated as of November 9, 2001 (this "Waiver Extension"), among Formica Corporation, a Delaware corporation (the "Company"), Formica Limited, a company incorporated under the laws of England and Wales (the "U.K. Revolver Borrower"), Formica Holdco (UK) Limited, a company incorporated under the laws of England and Wales (the "U.K. Term Borrower"), Formica Canada, Inc., a corporation organized and existing under the laws of Canada (the "Canadian Borrower"), Formica S.A., a societe anonyme organized and existing under the laws of the French Republic (the "French Revolver Borrower"), Formica Espanola S.A., a sociedad anonima organized and existing under the laws of the Kingdom of Spain (the "Spanish Revolver Borrower"; and collectively with the Company, the U.K. Revolver Borrower, the U.K. Term Borrower, the Canadian Borrower, the French Revolver Borrower and the Spanish Revolver Borrower, the "Borrowers"), the various financial institutions as are or may become parties hereto (collectively, the "Lenders") and Bankers Trust Company ("BTCo"), as administrative agent (the "Administrative Agent") for the Lenders.

     The Borrowers and the Lenders are parties to the Second Amended and Restated Credit Agreement, dated as of May 26, 2000 (as amended by the Initial Waiver (as defined below), the "Original Credit Agreement"; and following the Effective Date (as hereinafter defined), as amended by this Waiver Extension, and as it may be further amended, modified or supplemented from time to time thereafter, the "Credit Agreement") pursuant to which the Lenders have advanced Loans and the Issuers have issued Letters of Credit (as such terms are defined in the Original Credit Agreement) to the Borrowers upon the terms and conditions set forth therein.

     The Borrowers and Lenders are parties to the Waiver and First Amendment, dated as of August 13, 2001 ("Initial Waiver"), pursuant to which, among other matters, the Lenders waived certain financial covenant Defaults under the Credit Agreement for the period from August 13, 2001 until November 9, 2001 (the "Initial Waiver Period") and amended certain other terms and conditions of the Original Credit Agreement.

     The Borrowers have requested that the Lenders extend the waivers set forth in the Initial Waiver and First Amendment beyond the Initial Waiver Period until February 9, 2002 (such period, "the "Waiver Extension Period", and combined with the Initial Waiver Period, the "Waiver Period") and amend certain other terms and conditions of the Original Credit Agreement, as set forth below.

     Accordingly, for good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto hereby agrees as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

     2. Waiver. (a) The Required Lenders hereby continue to waive compliance by the Company during the Waiver Period (as extended through the Waiver Extension Period) with the financial covenants set forth in Section 7.2.4 of the Original Credit Agreement; provided, however, that the effectiveness of this waiver shall not permit an Authorized Officer of the Company to deliver to the Administrative Agent (and the Company agrees that, during the Waiver Period, it shall not deliver) a compliance certificate in the manner contemplated under Section 7.2.6(c)(iii) of the Credit Agreement. The waiver contained in this Section 2 is expressly limited to the covenants and time period set forth herein.

     (b) The Required lenders hereby waive permanently the requirement for the delivery of an opinion of counsel as set forth in Section 5(b) of the Initial Waiver.

     3. Amendments. Effective as of the Effective Date, the Original Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Original Credit Agreement is hereby amended by adding the following new defined terms and placing them in their respective appropriate alphabetical locations:

          "'Extension Period' means the period from November 9, 2001 until and including February 9, 2002."

          "'Initial Waiver Period' means the period from August 13, 2001 until November 8, 2001."

          "'Special Margin' means, with respect to the outstanding principal amount of any Loan or Stated Amount of Letters of Credit, an additional interest charge (in the case of Loans) or an additional fee (in the case of Letters of Credit) of (i) 1.00% per annum payable in cash, plus (ii)
     (x) during the Initial Waiver Period 3.00% per annum, and (y) during the Extension Period 5.50% per annum (each of (x) and (y), the "PIK Principal Amount"), which, in the case of Loans, shall be added to the principal amount of the applicable Loans on the date upon which other interest is payable on such Loan and, in the case of Letters of Credit, shall constitute Revolving Loans which shall be added to the principal amount of Revolving Loans outstanding on each date upon which other fees in respect of Letters of Credit are payable for the account of the Lenders entitled to such fees pursuant to Section 3.3.3; provided, that PIK Principal Amount shall not be considered as part of the outstanding principal of any Loans when calculating whether the Loans exceed any applicable Commitment Amount hereunder."

          "'Waiver Period' means the period from August 13, 2001 until 5:00 pm (New York City time) on February 9, 2002."

     (b) Section 3.3.3 of the Original Credit Agreement is hereby amended by adding the phrase "plus, during the Extension Period, the Special Margin" following the expression "1.25%" appearing on the eighth line thereof.

     4. Additional Agreements and Documents. (a) The Company and each other Borrower hereby agree to negotiate in good faith and execute as promptly as possible and in any event by no later than November 16, 2001, at their sole cost and expense, such additional documents and agreements as may be necessary or desirable, in the reasonable judgment of counsel to the Lenders, to create and perfect security interests or rights of setoff in favor of the Lenders in (x) the cash of the Subsidiaries of the Company located outside of the United States (other than those Subsidiaries located in the People's Republic of China, Taiwan, Singapore, Thailand and Brazil), to the extent that the aggregate amount of such cash exceeds $5,500,000, and (y) other personal property of the Foreign Borrowers (other than the U.K. Term Borrower) (to the extent that granting and perfecting such security interests is reasonably practicable without undue expense), in each case, to secure the Obligations of the Foreign Borrowers (other than the U.K. Term Borrower).

     (b) The Company agrees to execute and deliver leasehold mortgages prepared by counsel to the Lenders that may be necessary or desirable in the reasonable judgment of counsel to the Lenders to create and perfect security interest in certain leasehold interests of the Company, if any, as to which the Administrative Agent shall have requested such leasehold mortgages; provided, that the effectiveness of such leasehold mortgages shall be subject to obtaining landlord consent, to the extent required under the applicable lease or leases, which the Borrower agrees to use its commercially reasonable efforts to obtain as promptly as practicable.

     (c) The Company acknowledges and agrees that the failure of the Company or any other Obligor to perform or observe the terms of this Section 4 shall constitute an Event of Default under to Section 8.1.4 of the Credit Agreement.

     5. Representations and Warranties. The Company and each other Borrower represents and warrants to each Lender, as of the Effective Date, that:

          (a) The Company and each Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into this Waiver Extension;

          (b) The execution and delivery by the Company and each Borrower of this Waiver Extension and the performance by each of them of this Waiver Extension and the Credit Agreement, as amended by this Waiver Extension, are within the Company's and each such Obligor's company powers, have been duly authorized by all necessary company action, and do not contravene the Company's or any such Obligor's Charter Documents, contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or any such Obligor, or result in, or require the creation or imposition of, any Lien on any of the Company's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

          (c) This Waiver Extension and the Credit Agreement, as amended by this Waiver Extension, constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (d) As of the Effective Date, after giving effect to the waiver and amendments contained in this Waiver Extension, (i) the Company and each other Obligor is in full compliance with all of the various covenants and agreements set forth in the Credit Agreement and each of the Loan Documents; (ii) no event has occurred and is continuing that constitutes or would constitute a Default or Event of Default, (iii) all representations and warranties in the Credit Agreement and other Loan Documents are true and correct in all material respects as of the date hereof as though made as of the date hereof, and (iv) no default or event of default exists under the Senior Subordinated Debt Documents.

     6. Conditions to Effectiveness. The waivers and amendments contained herein shall not become effective until the Administrative Agent shall determine that each of the following conditions precedent shall have been satisfied on or prior to such Business Day (the "Effective Date"):

          (a) Counterparts of this Waiver Extension shall have been duly executed and delivered on behalf of the Company, each of the other Borrowers, the Administrative Agent, and the Required Lenders.

          (b) The Company and any applicable Subsidiary shall have executed and delivered, at its sole cost and expense, mortgages prepared by counsel to the Lenders that may be necessary or desirable, in the reasonable judgment of counsel to the Lenders, to create and perfect security interests in favor of the Administrative Agent in certain real estate of the Company and any applicable Subsidiary identified by counsel to the Lenders (including mortgages on real property owned by the Company and located in Anne Arundel County, Maryland and real property owned by Wildon Industries, Inc. and located in Mt. Bethel, Pennsylvania).

          (c) The Company shall have established a segregated account with the Administrative Agent with an initial deposit in the amount of $8,372,859 and shall have executed and delivered, at its sole cost and expense, documents prepared by counsel to the Lenders relating to such segregated account.

     7. Ratification of Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Original Credit Agreement, and references in the other Loan Documents to the Original Credit Agreement shall mean and refer to, from and after the Effective Date, the Original Credit Agreement as amended by this Waiver Extension. The Company and each other Borrower hereby ratifies and confirms that the Credit Agreement, as amended by this Waiver Extension, remains in full force and effect in accordance with its terms.

     8. Execution in Counterparts. This Waiver Extension may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     9. Governing Law; Entire Agreement. THIS WAIVER EXTENSION SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Waiver Extension, the Credit Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Extension to be executed by their respective authorized officers as of the date and year first above written.


                                            FORMICA CORPORATION


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:


                                            FORMICA LIMITED


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:


                                            FORMICA HOLDCO (UK) LIMITED


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:


                                            FORMICA CANADA, INC.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:


                                            FORMICA S.A.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:


                                            FORMICA ESPANOLA S.A.


                                            By: /s/ David Schneider
                                               ---------------------------------
                                               Name:  David Schneider
                                               Title:

                                            BANKERS TRUST COMPANY,
                                             as Administrative Agent and as a
                                             Lender


                                            By: /s/ Gregory Shefan
                                               ---------------------------------
                                               Name:  Gregory Shefan
                                               Title: Director

                                            ABN-AMRO BANK N.V.


                                            By: /s/ Judith M. Bresnen
                                               ---------------------------------
                                               Name:  Judith M. Bresnen
                                               Title: Group Vice President


                                                /s/ John M. Pastore
                                               ---------------------------------
                                                    Assistant Vice President

                                            AG CAPITAL FUNDING PARTNERS, L.P.

                                            By:   Angelo, Gordon & Co., L.P.
                                                  as Investment Adviser


                                            By: /s/ John W. Fraser
                                               ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                            NORTHWOODS CAPITAL, LIMITED

                                            By:   Angelo, Gordon & Co., L.P.
                                                  as Collateral Manager


                                            By: /s/ John W. Fraser
                                               ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director


                                            NORTHWOODS CAPITAL II, LIMITED

                                            By:   Angelo, Gordon & Co., L.P.
                                                  as Investment Adviser


                                            By: /s/ John W. Fraser
                                               ---------------------------------
                                               Name:  John W. Fraser
                                               Title: Managing Director

                                            AMSOUTH BANK


                                            By: /s/ Kathleen F. Kerlinger
                                               ---------------------------------
                                               Name:  Kathleen F. Kerlinger
                                               Title: Attorney-In-Fact

                                            THE BANK OF NOVA SCOTIA


                                            By: /s/ Daniel A. Costigan
                                               ---------------------------------
                                               Name:  Daniel A. Costigan
                                               Title: Director

                                            BAYERISCHE HYPO-UND VEREINSBANK AG
                                            NEW YORK BRANCH


                                            By: /s/ Michael D. Novellino
                                               ---------------------------------
                                               Name:  Michael D. Novellino
                                               Title: Associate Director


                                            By: /s/ Salvatore Esposito
                                               ---------------------------------
                                               Name:  Salvatore Esposito
                                               Title: Director

                                            BNP PARIBAS


                                            By: /s/ Duane P. Helkowski
                                               ---------------------------------
                                               Name:  Duane P. Helkowski
                                               Title: Director


                                            By: /s/ Kathryn Quinn
                                               ---------------------------------
                                               Kathryn Quinn
                                               Vice President

                                            BOEING CAPITAL CORPORATION


                                            By: /s/ James C. Hammersmith
                                               ---------------------------------
                                               Name: James C. Hammersmith
                                               Title: Senior Documentation
                                                      Center

                                            THE CIT GROUP/BUSINESS CREDIT, INC.


                                            By: /s/ Renee M. Singer
                                               ---------------------------------
                                               Name:  Renee M. Singer
                                               Title: Vice President

                                            COMERICA BANK


                                            By: /s/ Jennifer M. Pugliano
                                               ---------------------------------
                                               Name:  Jennifer M. Pugliano
                                               Title: Account Officer

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Richard Teitelbaum
                                               ---------------------------------
                                               Name:  Richard Teitelbaum
                                               Title: V.P.

                                            CREDIT SUISSE FIRST BOSTON


                                            By: /s/ Cassandra Droogan
                                               ---------------------------------
                                               Name:  Cassandra Droogan
                                               Title: Associate


                                                /s/ Jeffrey Bernstein
                                               ---------------------------------
                                                    Jeffrey Bernstein
                                                    Vice President

                                            GRAYSON & CO

                                            By: Boston Management and Research,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffied
                                               ---------------------------------
                                               Name:  Payson F. Swaffied
                                               Title: Vice President

                                            SENIOR DEBT PORTFOLIO

                                            By: Boston Management and Research,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE SENIOR INCOME TRUST

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            EATON VANCE INSTITUTIONAL SENIOR
                                            LOAN FUND


                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President


                                            OXFORD STRATEGIC INCOME FUND

                                            By: Eaton Vance Management,
                                                as Investment Advisor


                                            By: /s/ Payson F. Swaffield
                                               ---------------------------------
                                               Name:  Payson F. Swaffield
                                               Title: Vice President

                                            ELC (CAYMAN) LTD. 1999-II


                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. 1999-III

                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. 2000-I


                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director


                                            ELC (CAYMAN) LTD. CDO SERIES 1999-I

                                            By: /s/ Amos Beason
                                               ---------------------------------
                                               Name:   Amos Beason
                                               Title:  Director

                                            FIRSTAR BANK, N.A.


                                            By: /s/ Thomas W. Cherry
                                               ---------------------------------
                                               Name:  Thomas W. Cherry
                                               Title: Vice President

                                            FLEET NATIONAL BANK, Successor in
                                            interest to Summit Bank


                                            By: /s/ Richard F. Napierkowski
                                               ---------------------------------
                                               Name:  Richard F. Napierkowski
                                               Title: Vice President

                                            FOOTHILL INCOME TRUST II L.P.

                                            By: FIT II GP, LLC, its general
                                                partner


                                            By: /s/ Edward Stearns
                                               ---------------------------------
                                                Name:  Edward Stearns
                                                Title: Managing Member

                                            GALAXY CLO 1999-1, LTD.

                                            By: SAI Investment Advisor, Inc.,
                                                Its Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            KZH SOLEIL, LLC


                                            By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title:


                                            KZH SOLEIL-2, LLC


                                            By: /s/ Susan Lee
                                               ---------------------------------
                                               Name:  Susan Lee
                                               Title:

                                            HSBC BANK USA


                                            By: /s/ John Northington
                                               ---------------------------------
                                               Name:  John Northington
                                               Title: VP

                                            LIBERTY-STEIN ROE ADVISOR
                                            FLOATING RATE ADVANTAGE FUND

                                            By: Stein Roe & Farnham
                                                Incorporated, As Advisor


                                            By: /s/ James R. Fellows
                                               ---------------------------------
                                               Name:  James R. Fellows
                                               Title: Sr. Vice President &
                                                      Portfolio Manager


                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY

                                            By: /s/ James R. Fellows
                                               ---------------------------------
                                               Name:  James R. Fellows
                                               Title: Sr. Vice President
                                                      Stein Roe & Farmharm
                                                      Incorporated, as Advisor
                                                      to the Stein Roe
                                                      Floating Rate Limited
                                                      Liability Company

                                            MORGAN STANLEY PRIME INCOME TRUST


                                            By: /s/ Peter Gewirtz
                                               ---------------------------------
                                               Name:  Peter Gewirtz
                                               Title: Vice President

                                            NATIONAL CITY BANK


                                            By: /s/ Peter W. Richer
                                               ---------------------------------
                                               Name:  Peter W. Richer
                                               Title: Vice President

                                            PB CAPITAL CORPORATION


                                            By: /s/ Christopher J. Ruzzi
                                               ---------------------------------
                                               Name:  Christopher J. Ruzzi
                                               Title: Vice President


                                            By: /s/ Lisa Moraglia
                                               ---------------------------------
                                               Name:  Lisa Moraglia
                                               Title: Associate

                                            TRANSAMERICA BUSINESS CAPITAL
                                            CORPORATION


                                            By: /s/ Stephen K. Goetschius
                                               ---------------------------------
                                               Name:  Stephen K. Goetschius
                                               Title: Senior Vice President

                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Executive Director


                                            VAN KAMPEN SENIOR INCOME TRUST

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Executive Director


                                            VAN KAMPEN SENIOR FLOATING RATE FUND

                                            By: Van Kampen Investment Advisory
                                                Corp.


                                            By: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Executive Director


                                            VAN KAMPEN CLO I, LIMITED

                                            By: Van Kampen Management Inc., as
                                                Collateral Manager


                                            By: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Executive Director


                                            VAN KAMPEN CLO II, LIMITED

                                            By: Van Kampen Management Inc., as
                                                Collateral Manager


                                            By: /s/ Darvin D. Pierce
                                               ---------------------------------
                                               Name:  Darvin D. Pierce
                                               Title: Executive Director